UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Broadwing Corporation
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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The following press release was issued by Broadwing Corporation in connection with the proposed acquisition of Broadwing by Level 3 Communications, Inc.
Broadwing Corporation to be Acquired by Level 3 Communications, Inc.
AUSTIN, Texas—(BUSINESS WIRE)—Oct. 17, 2006—Broadwing Corp. (NASDAQ:BWNG) today announced that it has signed a definitive agreement to be acquired by Level 3 Communications, Inc. (NASDAQ:LVLT). Under the terms of the agreement, Level 3 will pay $8.18 in cash plus 1.3411 shares of Level 3 common stock for each share of Broadwing common stock outstanding at closing. Based on yesterday’s $5.32 closing price of Level 3’s common stock, each share of Broadwing stock would receive consideration equivalent to $15.31 per share. The actual value of the consideration received by Broadwing stockholders at closing will depend on Level 3’s share price at such time.
“Bringing together the resources and talents of Broadwing and Level 3 is an exciting opportunity for our company, allowing us to capitalize on the strengths of both companies and on advances in technology,” said Steve Courter, CEO of Broadwing Corporation. “The combination of our two operations will create a powerful company in the global telecommunications industry with strong growth potential.”
Closing is subject to customary conditions, including receipt of applicable state and federal regulatory approvals, and is also subject to the approval of the stockholders of Broadwing. Closing is expected to occur in the first quarter of 2007.
Broadwing was advised on the transaction by Thomas Weisel Partners LLC. Goldman, Sachs & Co. provided a fairness opinion to Broadwing.
Broadwing received legal representation from Greenberg Traurig, LLP.
About Broadwing Corporation
Broadwing Corporation, through its consolidated subsidiary Broadwing Communications, LLC, delivers innovative data, voice, and media solutions to enterprises and service providers. Enabled by its one-of-a-kind, all-optical network and award-winning products and services, Broadwing Communications provides communications solutions with unparalleled customer focus and speed. For more information, visit www.broadwing.com.
Broadwing and its logo are trademarks and/or service marks of Broadwing Communications, LLC, and/or Broadwing Corporation. All trademarks and service marks not belonging to Broadwing are the property of their respective owners.
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, (i) statements about the benefits of the acquisition of Broadwing by Level 3, including financial and operating results, synergy benefits that may be realized from the acquisition; Level 3’s and Broadwing’s plans, objectives, expectations and intentions and other statements contained in this press release that are not historical facts; and (ii) other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” or words of similar meaning. These forward-looking statements are based upon management’s current beliefs or expectations and are inherently subject to significant business, economic and competitive uncertainties and contingencies and third-party approvals, many of which are beyond our control. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: (1) whether the stockholders of Broadwing approve the proposed transaction; (2) the satisfaction of the other conditions specified in the merger agreement, including without limitation the receipt of required governmental approvals of the proposed transaction; (3) the ability to successfully combine the businesses of Level 3 and Broadwing; (4) the realization of revenue and cost synergy benefits from the proposed transaction; and (5) operating costs, customer loss and business disruption following the merger, including adverse effects on relationships with employees. Other important factors that may affect Level 3’s and the combined business’ results of operations and financial condition include, but are not limited to: increasing the volume of traffic on Level 3’s network; developing new products and services that meet customer demands and generate acceptable margins; successfully completing commercial testing of new technology and information systems to support new products and services, including voice transmission services; stabilizing or reducing the rate of price compression on certain of our communications services; integrating strategic acquisitions including the acquisition of Broadwing; attracting and retaining qualified management and other personnel; and the ability to meet all of the terms and conditions of our debt obligations. Level 3’s Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K and other Securities and Exchange Commission filings discuss the foregoing risks as well as other important risk factors that could contribute to such differences or otherwise affect our business, results of operations and financial condition. The forward-looking statements in this release and the related conference call for analysts and investors speak only as of the date they are made. Level 3 and Broadwing do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date such forward-looking statement is made.
This press release shall not constitute an offer of any securities for sale. The proposed transaction will be submitted to Broadwing’s stockholders for their consideration. Level 3 and Broadwing will file a registration statement, a proxy statement/prospectus and other relevant documents concerning the proposed transaction with the SEC. Stockholders of Broadwing are urged to read the registration statement and the proxy statement/prospectus and any other relevant documents filed with the SEC when they become available, as well as any amendments or supplements to those documents, because they will contain important information. Stockholders of Level 3 can obtain more information about the proposed transaction by reviewing the Form 8-K to be filed by Level 3 in connection with the announcement of the transaction, and any other relevant documents filed with the SEC when they become available. You will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about Level 3 and Broadwing, at the SEC’s Web site (http://www.sec.gov). Copies of the proxy statement/prospectus and the SEC filings that will be incorporated by reference in the proxy statement/prospectus can be obtained, without charge, by directing a request to Level 3, Investor Relations, 1025 Eldorado Blvd., Broomfield, CO 80021, 720-888-2500 or to Broadwing, Investor Relations, 1122 Capital of Texas Highway South Austin, TX 78746-6426, (866) 426-7847.
Level 3, Broadwing and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Broadwing in connection with the proposed transaction. Information about the directors and executive officers of Level 3 is set forth in the proxy statement on Schedule 14A, dated April 6, 2006, as supplemented, for Level 3’s 2006 annual meeting of stockholders. Information about directors and executive officers of Broadwing and their ownership of Broadwing common stock is set forth in the proxy statement on Schedule 14A, filed with the SEC on March 24, 2006, for Broadwing’s 2006 annual meeting of stockholders. Additional information regarding participants in the proxy solicitation may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available.
CONTACT: Broadwing Corporation, Austin
Media Contact:
Donovan Dillon, Vice President, Marketing, 512-742-3488
fax: 512-742-2555
mediainformation@broadwing.com
or
Investor Contact:
Dawn Benchelt, Manager, Investor Relations, 312-895-8507
fax: 312-895-6680
investorrelations@broadwing.com